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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): JULY 22, 2003


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)



                  DELAWARE                                1-12387                         76-0515284
(State or Other Jurisdiction of Incorporation)    (Commission File Number)    (IRS Employer Identification No.)


     500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                 60045
       (Address of Principal Executive Offices)                 (Zip Code)





Registrant's telephone number, including area code:    (847) 482-5000

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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

            On July 22, 2003, Tenneco Automotive announced its results of operations for the second quarter ended June 30, 2003. Attachment 1 to the press release announcing the company's second quarter 2003 results (furnished as an exhibit to this Form 8-K report) presents the company's consolidated statement of income, balance sheet and statement of cash flows for the period ended June 30, 2003, and such attachment is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit       Description
     Number

      99.1 Press Release, dated July 22, 2003, announcing Tenneco Automotive's second quarter 2003 results of operations.


ITEM 9. REGULATION FD DISCLOSURE (FURNISHED FOR PURPOSES OF ITEM 12, "RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

         In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished pursuant to Item 12, "Results of Operations and Financial Condition," is instead being furnished pursuant to Item 9, "Regulation FD Disclosure." This information, including the exhibit described below, shall not be deemed "filed" hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On July 22, 2003, Tenneco Automotive announced its results of operations for the second quarter of 2003. A copy of the press release announcing the company's second quarter 2003 results is furnished as Exhibit
99.1 to this Form 8-K report and is incorporated herein by reference.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     TENNECO AUTOMOTIVE INC.


Date:    July 22, 2003                      By:       /s/ Mark A. McCollum
                                               ---------------------------------
                                                       Mark A. McCollum
                                                Senior Vice President and Chief
                                                       Financial Officer



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EXHIBIT INDEX

   Exhibit
    Number       Description

     99.1 Press Release, dated July 22, 2003, announcing Tenneco Automotive's second quarter 2003 results of operations.